EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

          This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2010, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as a Lender and as Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders signatory hereto, amends that certain Credit Agreement, dated as of August 31, 2009 (as amended by Amendment No. 1 thereto, dated as of December 17, 2009, the “Credit Agreement”), by and among the Borrowers, other Credit Parties signatory thereto, the Agent, the Fronting Lender, and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

RECITALS

          A. The Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein.

          B. The Agent and the Lenders signatory hereto have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders signatory hereto and the Agent hereby agree as follows:

          1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, Section 6.4(b) of the Credit Agreement is hereby amended and restated as follows:

No Sotheby Entity shall enter into any lending or borrowing transaction with any employees of any Sotheby Entity, except (i) loans to its respective employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes and stock option financing, up to a maximum of a Dollar Equivalent of $1,500,000 in the aggregate at any one time outstanding, (ii) Art Loans to employees of any Sotheby Entity in the ordinary course of business pursuant to fair and reasonable terms that are no less favorable to such Sotheby Entity making such Art Loan than would be obtained in a comparable arm’s length transaction with a Person not an employee of, or otherwise affiliated with, any Sotheby Entity, up to a maximum of a Dollar Equivalent of $25,000,000 in the aggregate at any one time outstanding and (iii) other loans to its respective employees, up to a maximum of a Dollar Equivalent of $1,500,000 in the aggregate at any one time outstanding.

          2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Requisite Lenders and Agent.

          3. Miscellaneous.

          (a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

          (d) Representations, Warranties and Covenants. Each Credit Party hereby represents and warrants that, as of the date hereof:

          (i) this Amendment and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

          (ii) its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute

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a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and

          (iii) (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

          (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          (f) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Credit Party hereby represents and warrants to each Lender and the Agent that all authorizations, consents and approvals of such Credit Party’s board of directors, shareholders, members or any other Persons necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders and the Agent to enforce such obligations, have been obtained. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

          (g) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          (h) Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without

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limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S, a Delaware corporation
OATSHARE LIMITED
By:	/s/ Michael L. Gillis
		By:	/s/ William S. Sheridan
Name: Michael L. Gillis
Title: SVP, Treasurer		Name: William S. Sheridan
Title: EVP & Chief Financial Officer
SOTHEBY’S, INC.
SOTHEBY’S,
By:	/s/ Michael L. Gillis	a company registered in England

Name: Michael L. Gillis
Title: SVP, Treasurer		By:	/s/ William S. Sheridan

Name: William S. Sheridan
SOTHEBY’S FINANCIAL SERVICES, INC.		Title: EVP & Chief Financial Officer
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.		SOTHEBY’S FINANCIAL SERVICES LIMITED
THETA, INC.
SOTHEBY’S VENTURES, LLC		By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer
By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasurer

Signature Page to
Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/ Daniel T. Eubanks

Name: Daniel T. Eubanks
Title: Duly Authorized Signatory

Signature Page to
Amendment No. 2

HSBC BANK PLC, as a Lender

By:	/s/ Paul Hagger

Name: Paul Hagger
Title: Global Relationship Manager

Signature Page to
Amendment No. 2

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Randolph Cates

Name: Randolph Cates
Title: Vice President, Senior Relationship Manager

Signature Page to
Amendment No. 2

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Joseph M. Callahan

Name: Joseph M. Callahan
Title: Senior Credit Executive

Signature Page to
Amendment No. 2

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Mitchell B. Rasky

Name: Mitchell B. Rasky
Title: Managing Director

Signature Page to
Amendment No. 2

TD BANK, N.A., as a Lender

By:	/s/ Stephen A. Caffrey

Name: Stephen A. Caffrey
Title: Vice President

Signature Page to
Amendment No. 2

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edwin B. Cox

Name: Edwin B. Cox
Title: Senior Vice President

Signature Page to
Amendment No. 2

COMERICA BANK, as a Lender

By:	/s/ Chris Rice

Name: Chris Rice
Title: Corporate Banking Officer

Signature Page to
Amendment No. 2

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Richard Tripaldi

Name: Richard Tripaldi
Title: Vice President

By:	/s/ David Acosta

Name: David Acosta
Title: Senior Vice President

Signature Page to
Amendment No. 2

Acknowledged and Agreed as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party

By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasurer

SUNRISE LIQUORS & WINES, INC., as a Credit Party

By:	/s/ Richard C. Buckley

Name: Richard C. Buckley
Title:

CATALOGUE DISTRIBUTION COMPANY LIMITED, as a Credit Party

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Signature Page to
Amendment No. 2